AMENDMENT NO. 4
                               TO
                        CREDIT AGREEMENT

                   Dated as of April 10, 1997


      AMENDMENT NO. 4 dated as of April 10, 1997 among ALPHARMA U.S. INC., a Delaware corporation (together with its successors and assigns, the "Borrower"), the BANKS AND FINANCIAL INSTITUTIONS (the "Banks") party from time to time to the Credit Agreement (as defined below) and UNION BANK OF NORWAY, as agent (the "Agent").

                     W I T N E S S E T H:

      WHEREAS, the Borrower, the Banks, the Agent, Union Bank of Norway, as arranger, and Den norske Bank AS, as co-arranger, are parties to that certain Credit Agreement dated as of September 28, 1994, as amended by (i) a Consent and Agreement dated as of December 19, 1994, (ii) an Amendment No. 2 to Credit Agreement dated as of December 1, 1995 and (iii) an Amendment No. 3 dated as of February 26, 1997 (as so amended, the "Credit Agreement"), pursuant to which the Banks made available to the Borrower loan facilities in the aggregate original principal amount of $185,000,000;

     WHEREAS, pursuant to the aforementioned Amendment No. 3, the total commitment of the Banks under the Credit Agreement was reduced from $185,000,000 to $170,000,000;

     WHEREAS, the Borrower and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein in order to increase the commitment of Summit Bank by $10,000,000 and thereby increase the aggregate amount of the Banks'
commitments under the Credit Agreement from $170,000,000 to $180,000,000.

      NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows (with terms used herein and not otherwise defined having the meaning ascribed thereto in the Credit Agreement):


                           ARTICLE I

                 AMENDMENTS TO CREDIT AGREEMENT

      Section 1.1. Amendment of Commitments. (a) Effective on and as of the dates provided in Table A below, the aggregate of the Banks' Tranche A Term Commitments, Tranche B Term Commitments and Revolving Loan Commitments shall be as set forth in the Table A below and (b) the Ratable Portion of each Bank's individual Commitments in respect thereof on and as of each such date shall be as set forth in Tables B-1, B-2 and B-3 below (and on and as of each such date, all references in the Credit Agreement to
Schedule II shall be deemed to be references to Tables B-1, B-2 and B-3 below, respectively):


                            TABLE A

                 Tranche A Term  Tranche B Term  Revolving Loan
Effective Date   Commitments     Commitments     Commitments
April 10, 1997   $58,500,000     $56,700,000     $64,800,000
June 2, 1997     $0              $56,700,000     $123,300,000
September 3,     $0              $0              $180,000,000
1997

                           TABLE B-1
                      as of April 10, 1997


              Tranche A     Tranche B     Revolving     Total
Name of Bank  Term          Term          Loan          Commitment
              Commitment    Commitment    Commitment
Union Bank    $29,250,000   $36,450,000   $34,300,000   $100,000,000
of Norway
Den norske    $15,750,000   $12,150,000   $12,100,000   $40,000,000
Bank ASA
Summit Bank   $13,500,000   $0            $11,500,000   $25,000,000
CoreStates    $0            $8,100,000    $  6,900,000  $15,000,000
Bank, N.A.
TOTAL         $58,500,000   $56,700,000   $64,800,000   $180,000,000


                           TABLE B-2
                       as of June 2, 1997

              Tranche A   Tranche B     Revolving   Total
Name of Bank  Term        Term          Loan        Commitment
              Commitment  Commitment    Commitment
Union Bank    $0          $36,450,000   $63,550,000   $100,000,000
of Norway
Den norske    $0          $12,150,000   $27,850,000   $40,000,000
Bank ASA
Summit Bank   $0          $0            $25,000,000   $25,000,000
CoreStates    $0          $8,100,000    $ 6,900,000   $15,000,000
Bank, N.A.
TOTAL         $0          $56,700,000   $123,300,000  $180,000,000

                           TABLE B-3
                    as of September 3, 1997

              Tranche A   Tranche B     Revolving     Total
Name of Bank  Term        Term          Loan          Commitment
              Commitment  Commitment    Commitment
Union Bank    $0          $0            $100,000,000  $100,000,000
of Norway
Den norske    $0          $0            $40,000,000   $40,000,000
Bank ASA
Summit Bank   $0          $0            $25,000,000   $25,000,000
CoreStates    $0          $0            $15,000,000   $15,000,000
Bank, N.A.
TOTAL         $0          $0            $180,000,000  $180,000,000


      Section 1.7. Agreement Acknowledged and Confirmed. Except as expressly amended hereby, the Credit Agreement and the other
Loan Documents are hereby ratified and confirmed.


                           ARTICLE II

                 REPRESENTATIONS AND WARRANTIES

      Section 2.1. Representations and Warranties. The Borrower represents and warrants as follows:

           (a) Due Authorization. The Borrower has the power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms . This Amendment has been duly executed and delivered by all necessary action of the Borrower and this Amendment and the Credit Agreement as amended by this Amendment are the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms under all Applicable Law, subject, as to enforcement of remedies, to any applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

           (b) Compliance with Law, etc. The execution and delivery of this Amendment and the performance of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms do not and will not (i) violate any provision of any applicable laws, orders, rules or regulations presently in effect or (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, or any indenture, agreement or instrument to which the Borrower is a party or by which it or its properties may be bound.

           (c) Governmental Regulation. The Borrower is not required to obtain any governmental authorizations, consents, orders or approvals in connection with the execution and delivery of this Amendment or the performance of the transactions contemplated by each of this Amendment and the Credit Agreement as amended by this Amendment.

            (d) Validity. There are no proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of the Credit Agreement as amended by this Amendment, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Credit Agreement as amended by this Amendment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Borrower, would materially and adversely affect the performance by the Borrower of its obligations under this Amendment and the Credit Agreement as amended by this Amendment and (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Credit Agreement as so amended.

           (e) Representations; No Defaults. The representations and warranties contained in Article VII of the Credit Agreement are true and correct, and no Default or Event of Default has occurred and is continuing.


                          ARTICLE III

                         MISCELLANEOUS

      Section 3.1. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      Section 3.2. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     Section 3.3. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 3.4. Loan Document. The parties hereto acknowledge that this Amendment shall be a "Loan Document" as such term is defined in the Credit Agreement.
      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the date and year first above written.

                    ALPHARMA U.S. INC.


                    By:  __________________________
                         Name:     Jeffrey E. Smith
                         Title:     Vice  President  and  Chief
                                    Financial Officer


                    UNION BANK OF NORWAY, as Agent


                    By:  ___________________________
                         Name:
                         Title:

                    UNION BANK OF NORWAY, as Bank


                    By:  ____________________________
                         Name:
                         Title:


                    CORESTATES BANK, N.A.


                    By:  _________________________
                         Name:
                         Title:


                    DEN NORSKE BANK ASA


                    By:  __________________________
                         Name:
                         Title:


                    SUMMIT BANK


                    By:  ________________________
                         Name:
                         Title:

                     CONSENT OF GUARANTORS

Each of the undersigned acknowledges the foregoing Amendment and agrees that its obligations under each Loan Document to which it is a party shall remain unimpaired and in full force and effect.


ALPHARMA INC.

By   _______________________
     Name:     Jeffrey E. Smith
     Title:    Vice President and Chief Financial Officer

ALPHARMA USPD INC.

By   _______________________
     Name:     Albert N. Marchio, II
     Title:    Treasurer

PARMED PHARMACEUTICALS, INC.

By   _______________________
     Name:     Albert N. Marchio, II
     Title:    Treasurer

NMC LABORATORIES, INC.

By   _______________________
     Name:     Albert N. Marchio, II
     Title:    Treasurer

WADE JONES COMPANY, INC.

By   _______________________
     Name:     Albert N. Marchio, II
     Title:    Assistant Treasurer

BARRE PARENT CORPORATION

By   _______________________
     Name:     Albert N. Marchio, II
     Title:    Treasurer

MIKJAN CORPORATION

By   _______________________
     Name:     Albert N. Marchio, II
     Title:    Assistant Treasurer